[LETTERHEAD AND LOGO OF WORLD INTELLECTUAL PROPERTY ORGANIZATION]

 WORLD INTELLECTUAL
PROPERTY ORGANIZATION                             MADRID AGREEMENT AND PROTOCOL

                           CERTIFICATE OF REGISTRATION

The International Bureau of the World Intellectual Property Organization (WIPO) certifies that the indications appearing in the present certificate conform to the recordal made in the International Register of Marks maintained under the Madrid Agreement and Protocol.

                                         /s/ Salvatore Di Palma
                                ------------------------------------------------
                                             Salvatore Di Palma
                                Deputy Director and Head, Administration Section
Geneva, September 14, 2000          International Registrations Department

May 2, 2000                                                               739473

                           LOOK EVENTMANAGEMENT GesmbH
                                1, Passauerplatz,
                                   A-1010 WIEW
                                   (Austria).

                                      Look
                                     Models [LOGO]

                     Classification of figurative elements:
                                   26.4; 27.5.

List of goods and services:

3    Cosmetic goods, soaps, goods used for body and beauty care, hair tonics.

35   Advertising and public relations.

41 Entertainment and especially the organization of public events in the field of sports, culture and film.

42   Services of fashion and jewelry designers.

Basic registration: Austria. 02.05.2000 188 162.

Data relating to priority under the Paris Convention: Austria, 04.02.2000, AM 704/2000.

Designations under the Madrid Agreement: Benelux, Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, France, Germany, Hungary, Italy, Latvia, Poland, Portugal, Romania, Russian Federation, Slovakia, Slovenia, Spain, Switzerland, Yugoslavia.

Designations under the Madrid Protocol: Lithuania, United Kingdom.

Declaration of intention to use the mark: United Kingdom.

Dare of notification: 14.09.2000

Language of the international application: English

                    FILING RECEIPT FOR TRADEMARK APPLICATION

Feb 9, 2001 Receipt on the DATE OF FILING of the application for registration and filing fees is acknowledged for the mark identified below. The DATE OF FILING is contingent upon the collection of any payment made by check or draft. Your application will be considered in the order in which it was received and you will be notified as to the examination thereof. Action on the merits should be expected from the Patent and Trademark Office in approximately 06 months from the filing date. When inquiring about this application, include the SERIAL NUMBER, DATE OF FILING, OWNER NAME, and MARK.

          WARREN A KIRSHENBAUM
          GOETZ FITZPATRICK MOST & BRUCKMAN            ATTORNEY
          1 PENN PLZ FL 44                         REFERENCE NUMBER
          NEW YORK NY 10119-0002

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             PLEASE REVIEW THE ACCURACY OF THE FILING RECEIPT DATA.

A request for correction to the filing receipt should be submitted within 30 days to the following address: ASSISTANT COMMISSIONER FOR TRADEMARKS, 2900 CRYSTAL DRIVE, ARLINGTON, VIRGINIA 22202-3513. The correspondence should be marked to the attention of the Preexamination File Receipt Section. Or fax a request to 703-308-9096. The Patent and Trademark Office will review the request and make corrections when appropriate.

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                     SERIAL NUMBER: 76/199318
                     FILING DATE:   Jan 19, 2001
                     REGISTER:      Principal
                     LAW OFFICE:    106
                     MARK:          LOOK MODELS
                     MARK TYPE (S)  Trademark
                     DRAWING TYPE: Stylized words, letters, or numbers FILING BASIS: Sect. 1(a) (Use in Commerce)

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ATTORNEY: Warren A Kirshenbaum

DOMESTIC REPRESENTATIVE: Warren A Kirshenbaum

OWNER: Look Models International, Inc. (DELAWARE, Corporation)
      Passauerplatz 1
      Vienna, AUSTRALIA 1010

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FOR:  Applicant sells makeup,  perfume, soaps and creams in both stores and over the Internet
      INT. CLASS: 003

      FIRST USE: Jan 1, 1996       USE IN COMMERCE: Jan 1, 1996

               ALL OF THE GOODS/SERVICES IN EACH CLASS ARE LISTED

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TMFRFZ (REV 2/OO)

            ADDITIONAL INFORMATION MAY BE PRESENT IN THE PTO RECORDS